EXHIBIT 99


              ====================================================

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                            [UBS LOGO] UBS Investment
                                           Bank

                       PRELIMINARY BACKGROUND INFORMATION

              MASTR Adjustable Rate Mortgages Trust Series 2004-11






                                   DISCLAIMER

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

              ====================================================

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

              MASTR Adjustable Rate Mortgages Trust, Series 2004-11

--------------------------------------------------------------------------------------
           Approximate
            Principal           Principal/              WAL           Expected Ratings
 Class      Amount(1)          Interest Type        (Yrs) Call (12)       TBA/TBA
 -----      ---------          -------------        ----------            -------
1-A-1(2)   $145,000,000    Super Senior, Floater        2.44              AAA/Aaa
1-A-2(3)    $16,000,000   Senior Support, Floater       2.44              AAA/Aaa
1-A-3(4)   $105,000,000    Super Senior, Floater        2.44              AAA/Aaa
1-A-4(5)    $26,000,000   Senior Support, Floater       2.44              AAA/Aaa
2-A-1(6)   $274,000,000    Super Senior, Floater        2.45              AAA/Aaa
2-A-2(7)    $30,000,000   Senior Support, Floater       2.45              AAA/Aaa
 M1(8)      $20,618,000     Mezzanine, Floater          4.57               AA/Aa2
 M2(9)      $14,908,000     Mezzanine, Floater          4.25                A/A2
 B1(10)      $3,806,000     Subordinate/Floater         3.76             BBB+/Baa1
 B2(11)      $5,075,125     Subordinate/Floater         3.21             BBB-/Baa3

 Total     $668,481,793
---------------------------------------------------------------------------------------

(1)   Approximate, subject to adjustment as described in the Prospectus
      Supplement.
(2) The pass-through rate for the Cl ass 1-A-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".
(3) The pass-through rate for the Class 1-A-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".
(4) The pass-through rate for the Class 1-A-3 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".
(5) The pass-through rate for the Class 1-A-4 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".
(6) The pass-through rate for the Class 2-A-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".
(7) The pass-through rate for the Class 2-A-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".
(8) The pass-through rate for the Class M-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".
(9) The pass-through rate for the Class M-2 Certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a ma ximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

(10) The pass-through rate for the Class B-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as fu rther described under "Net WAC Cap".
(11) The pass-through rate for the Class B-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".
(12)  See "Pricing Prepayment Speed" below.




--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

              ====================================================

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES

Pricing Prepayment Speed:           The Certificates will be priced at 30% CPR.

Payment Date:                       The 25th day of each month (or the next
                                    succeeding business day) commencing in
                                    November 2004.

Estimated Closing Date:             October 28, 2004

Investor Settlement Date:           October 29, 2004

Accrued Interest:                   The price to be paid by investors for the
                                    Certificates will include one day of the accrued interest.

Interest Accrual Period:            The "Interest Accrual Period" for each
                                    Distribution Date with respect to the
                                    Floating Rate Certificates will be the
                                    period beginning with the 25th day of the prior month (or, in the case of the first
                                    Distribution Date, the Settlement Date) and ending on the 24th day of the current month
                                    (on an actual/360 day basis).

Pass-Through Rate:                  With respect to any Distribution Date, the
                                    Class 1-A-1, 1-A-2, 1-A-3, 1-A-4, 2-A-1,
                                    2-A-2, M- 1, M-2, B-1 and B-2 Pass-Through
                                    Rates will be equal to the lesser of (A) One
                                    Month LIBOR plus the related certificate margin and (B) the Net WAC Cap.

Current Interest:                   For any class of the Certificates and any
                                    distribution date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance during the related Interest Accrual Period.

Basis Risk Shortfall:               The excess, if any, of the interest that any
                                    of the Class 1-A-1, Class 1-A-2, Class
                                    1-A-3, Class 1-A-4, Class 2-A-1, Class
                                    2-A-2, Class M-1, Class M-2, Class B-1 and
                                    Class B-2 Certificates would have been
                                    entitled to receive on that distribution date had the Pass-Through Rate of such Class not been subject to the Net WAC Cap.

Payment Delay:                      0 days

Issuer:                             MASTR Adjustable Rate Mortgages Trust Series
                                    2004-11

Depositor:                          Mortgage Asset Securitization Transactions,
                                    Inc.

Master Servicer:                    Wells Fargo Bank Minnesota, N.A.

Trustee:                            TBD


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


Transferor:                         UBS Warburg Real Estate Securities, Inc.

Servicer Advancing:                 The Servicers are required to make cash
                                    advances to cover delinquent payments of principal and interest to the extent deemed recoverable.

Optional Redemption:                The terms of the transaction allow for a
                                    clean-up call (the "Clean-up Call"), which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the initial aggregate principal balance of the Mortgage
                                    Loans.

Mortgage Loans:                     As of the Closing Date, it is anticipated
                                    that the aggregate principal balance of the Mortgage Loans will be approximately $ [].

Net WAC Cap:                        The Class 1-A-1, Class 1-A-2, Class 1-A-3
                                    and Class 1-A-4 Certificates will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 1 Mortgage Loans. The Class 2-A-1 and
                                    Class 2-A-2 Certificates will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 2
                                    Mortgage Loans. The Class M-1, Class M-2,
                                    Class B-1 and Class B-2 Certificates will be subject to a Net WAC Cap equal to the minimum of the weighted average of the net mortgage rates on the aggregate Mortgage
                                    Loans.

Credit Enhancement:                 Credit enhancement for the Certificates will
                                    consist of (i) Excess Interest, (ii)
                                    Overcollateralization and (iii)
                                    Subordination provided to the more senior classes of Certificates by the more subordinate classes of Certificates.

Excess Interest:                    The interest collections from the Mortgage
                                    Loans less the sum of (i) the interest paid on the Certificates; and (ii) the aggregate of all fees and payments due by the Trust in respect of the Mortgage Loans.

Overcollateralization:              Commencing in March 2005, any Excess
                                    Cashflow will be applied as principal on the Offered Certificates. This will cause the principal balance of the Mortgage Loans to exceed the Class Principal Balance of the Certificates, resulting in
                                    Overcollateralization. Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                                    Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                                    Loans, until the Overcollateralization
                                    reaches the Overcollateralization Target.
                                    Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced by realized losses.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Overcollateralization
Target: Prior to the Distribution Date in March 2005, the Overcollateralization Target will be zero. For any Distribution thereafter, the Overcollateralization Target will be equal to [0.75%]* of the Cut-off Date Balance (the "Overcollateralization
                                    Target"). On or after the Stepdown Date, the Overcollateralization Target will be equal to [1.50%]* of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of [0.75%]* (the " O/C Floor") of the Cut-off Date Balance of the Mortgage Loans; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:                    "Excess Cashflow" for any Distribution Date
                                    will be equal to the available funds
                                    remaining after interest and principal
                                    distributions as described under Clauses 1) and 2) of "Priority of Distributions."

Trigger Event:                      A "Trigger Event" will be in effect on a
                                    Distribution Date on or after the Stepdown
                                    Date if either (or both) a Delinquency
                                    Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Stepdown Date:                      The earlier to occur of:
                                        (i)     the Distribution Date on which
                                                the aggregate principal balance
                                                of the Senior Certificates is
                                                reduced to zero; and
                                        (ii)    the later to occur of:
                                                    a.  the Distribution Date in
                                                        November 2007.
                                                    b.  the first Distribution
                                                        Date on which the
                                                        aggregate principal
                                                        balance of the Senior
                                                        Certificates after
                                                        allocation of principal
                                                        remittance amount is
                                                        less than or equal to
                                                        [84.5%]* of the
                                                        aggregate principal
                                                        balance of the Mortgage
                                                        Loans for such
                                                        Distribution Date.

Allocation of Losses:               Any realized losses on the Mortgage Loans
                                    not covered by Excess Cashflow or
                                    Overcollateralization will be allocated to each class of Certificates in the following order: to the Class B-2, Class B-1, Class
                                    M-2 and Class M-1 Certificates, in that
                                    order, in each case until the respective
                                    Class Principal Balance of such class of Certificates has been reduced to zero.
                                    Following the reduction of the Class
                                    Principal Balance of each Class of Mezzanine and Subordinate Certificates to zero, such realized losses will be allocated to the Senior Certificates as follows: (i) realized losses on Group 1 Mortgage Loans will be allocated concurrently (a) to the Class
                                    1-A-2 and Class 1-A-1 Certificates, in that order, and (b) to the Class 1-A-4 and 1-A-3
                                    Certificates, in that order, in each case until the respective Class Principal Balance of such Class has been reduced to zero; and
                                    (ii) realized losses on Group 1 Mortgage
                                    Loans will be allocated to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until the respective Class
                                    Principal Balance of such Class has been reduced to zero.

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

              ====================================================

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Priority of Distributions:          Available funds from the Mortgage Loans
                                    (which are net of any servicing, master
                                    servicing, trustee fees and private mortgage insurance premium fees) will be distributed in the following order of priority:

                                    1)  Interest funds sequentially to (i)
                                        concurrently, to the Senior
                                        Certificates, pro-rata (including any
                                        unpaid interest amounts from prior
                                        distribution dates), and (ii)
                                        sequentially to the Class M-1, Class
                                        M-2, Class B-1 and Class B-2
                                        Certificates;
                                    2)  Principal funds, as follows: (i) to the
                                        Senior Certificates (in the manner and
                                        priority set forth under "Senior
                                        Certificates Principal Distributions"
                                        below), then (ii) sequentially, to the
                                        Class M-1, Class M-2, Class B-1 and
                                        Class B-2 Certificates, each as
                                        described more fully under "Principal
                                        Paydown" below;
                                    3)  Beginning on the Distribution Date in
                                        March 2005, any remaining Excess
                                        Cashflow, to the Senior Certificates,
                                        Mezzanine Certificates and/or
                                        Subordinate Certificates (as applicable) to build or maintain
                                        Overcollateralization as described under
                                        "Overcollateralization Target" and
                                        "Principal Paydown," respectively;
                                    4) Any remaining Excess Cashflow to pay (i) any unpaid interest sequentially, to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, then (ii) any unpaid realized loss amounts sequentially, to the (a) Class 1-A-1, Class 1-A-3 and Class 2-A-1, pro-rata,
                                        (b) Class 1-A-2, Class 1-A-4 and Class
                                        2-A-2, pro-rata, (c) Class M-1, (d)
                                        Class M-2, (e) Class B-1 and (f) Class
                                        B-2 Certificates;
                                    5)  Any remaining Excess Cashflow to pay
                                        Basis Risk Shortfalls, and
                                    6)  To the Class X Certificates, any
                                        remaining amount.
                                    Proceeds from Excess Cashflow available to cover Basis Risk Shortfalls shall generally be distributed to the Senior Certificates on a pro rata basis, first based on the Class Principal Balances thereof and second based on any remaining unpaid Basis Risk Shortfalls, and then sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates in that order.

Principal Paydown:                  Prior to the Stepdown Date or if a Trigger
                                    Event is in effect on any Distribution Date, 100% of the available principal funds from the Mortgage Loans minus the
                                    Overcollateralization released amount will be paid to the Senior Certificates, provided, however, that if the Senior
                                    Certificates have been retired, such amounts will be applied sequentially, to the Class
                                    M-1, Class M-2, Class B-1 and the Class B-2
                                    Certificates.

                                    On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Senior, Mezzanine and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates (as described under "Senior Certificates Principal Distributions" below) such that the Senior Certificates in the aggregate will have [15.50%]* subordination,
                                    (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have [9.00%]* subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have [4.30%]* subordination, (iv) fourth, to the Class B-1 Certificates such that the Class B-1 Certificates will have [3.10%]* subordination and (v) fifth, to the Class B-2 Certificates such that the Class B-2 Certificates will have [1.50%]* subordination; each subject to the required Overcollateralization Target.

*Subject to change based on final approval by rating agencies.
--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

              ====================================================

                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Senior Certificates
Principal Distributions:            Group 1 Principal Distribution:

                                    Allocate 55.14% to the Class 1-A-1 and Class
                                    1-A-2, pro-rata, until retired Allocate
                                    44.86% to the Class 1-A-3 and Class 1-A-4, pro-rata, provided that some triggers are satisfied, until retired.


                                    Group 2 Principal Distribution:

                                    To the Class 2-A-1 and Class 2-A-2,
                                    pro-rata, until retired.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-11

              ====================================================

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                               Average Life Tables

Settle                            10/29/2004             LIBOR_1MO     1.76

First Payment                     11/25/2004             LIBOR_6MO     2.06

                                                         LIBOR_1YR     2.355

                                                         CMT_1YR       2.08

Class 1-A-1 and Class 1-A-2 to Optional Call Date
-----------------------------------------------------------------------------------
                                    10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
===================================================================================
                         WAL      7.18      3.82      2.44      1.69      1.19
      Principal Window Begin         1         1         1         1         1
        Principal Window End       258       150        98        70        52
-----------------------------------------------------------------------------------


Class 1-A-3 and Class 1-A-4 to Optional Call Date
-----------------------------------------------------------------------------------
                                    10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
===================================================================================
                         WAL      7.18      3.82      2.44      1.69      1.19
      Principal Window Begin         1         1         1         1         1
        Principal Window End       258       150        98        70        52
-----------------------------------------------------------------------------------


Class 2-A-1 to Optional Call Date
-----------------------------------------------------------------------------------
                                    10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
===================================================================================
                         WAL      7.23      3.84      2.45      1.70      1.20
      Principal Window Begin         1         1         1         1         1
        Principal Window End       258       150        98        70        52
-----------------------------------------------------------------------------------


Class 2-A-2 to Optional Call Date
-----------------------------------------------------------------------------------
                                    10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
===================================================================================
                         WAL      7.23      3.84      2.45      1.70      1.20
      Principal Window Begin         1         1         1         1         1
        Principal Window End       258       150        98        70        52
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the informati on herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supersede d by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

1A1 AFC CAP RUN                            [UBS LOGO] UBS Investment
                                                          Bank

UBS WL ARM TRADING

RATE SHOCK SCENARIO: LIBOR_1MO=15, LIBOR_6MO=15, LIBOR_1YR=15, CMT_1YR=15
25 CPR
Call (Y)

PERIOD   DATE        FACTOR   COUPON CAP
 Total

     0   29-Oct-04   1.0000           --
     1   25-Nov-04   0.9740        2.140
     2   25-Dec-04   0.9486       10.525
     3   25-Jan-05   0.9238       10.520
     4   25-Feb-05   0.8996       10.520
     5   25-Mar-05   0.8760       10.537
     6   25-Apr-05   0.8530       10.542
     7   25-May-05   0.8305       10.551
     8   25-Jun-05   0.8086       10.545
     9   25-Jul-05   0.7872       10.551
    10   25-Aug-05   0.7663       10.545
    11   25-Sep-05   0.7459       10.545
    12   25-Oct-05   0.7260       10.552
    13   25-Nov-05   0.7066       10.546
    14   25-Dec-05   0.6876       10.552
    15   25-Jan-06   0.6691       10.546
    16   25-Feb-06   0.6511       10.546
    17   25-Mar-06   0.6335       10.566
    18   25-Apr-06   0.6163       10.546
    19   25-May-06   0.5995       10.552
    20   25-Jun-06   0.5832       10.546
    21   25-Jul-06   0.5672       10.554
    22   25-Aug-06   0.5516       10.548
    23   25-Sep-06   0.5364       10.553
    24   25-Oct-06   0.5217       10.583
    25   25-Nov-06   0.5073       10.580
    26   25-Dec-06   0.4933       10.588
    27   25-Jan-07   0.4796       10.581
    28   25-Feb-07   0.4662       10.581
    29   25-Mar-07   0.4532       10.608
    30   25-Apr-07   0.4404       10.589
    31   25-May-07   0.4280       10.600
    32   25-Jun-07   0.4159       10.591
    33   25-Jul-07   0.4041       10.600
    34   25-Aug-07   0.3926       10.592
    35   25-Sep-07   0.3813       10.596
    36   25-Oct-07   0.3703       10.622
    37   25-Nov-07   0.3675       10.646
    38   25-Dec-07   0.3586       10.647
    39   25-Jan-08   0.3500       10.639
    40   25-Feb-08   0.3416       10.640
    41   25-Mar-08   0.3334       11.028
    42   25-Apr-08   0.3254       10.646
    43   25-May-08   0.3176       11.234
    44   25-Jun-08   0.3099       10.872
    45   25-Jul-08   0.3025       11.235
    46   25-Aug-08   0.2952       10.874
    47   25-Sep-08   0.2881       10.894
    48   25-Oct-08   0.2812       11.337
    49   25-Nov-08   0.2745       11.013
    50   25-Dec-08   0.2679       11.380
    51   25-Jan-09   0.2614       11.014
    52   25-Feb-09   0.2551       11.014
    53   25-Mar-09   0.2490       12.217
    54   25-Apr-09   0.2430       11.104
    55   25-May-09   0.2372       11.515
    56   25-Jun-09   0.2315       11.143
    57   25-Jul-09   0.2259       11.515
    58   25-Aug-09   0.2205       11.144
    59   25-Sep-09   0.2152       11.157
    60   25-Oct-09   0.2100       11.662
    61   25-Nov-09   0.2050       11.479
    62   25-Dec-09   0.2000       11.862
    63   25-Jan-10   0.1952       11.479
    64   25-Feb-10   0.1905       11.479
    65   25-Mar-10   0.1859       12.709
    66   25-Apr-10   0.1814       11.479
    67   25-May-10   0.1771       11.863
    68   25-Jun-10   0.1728       11.480
    69   25-Jul-10   0.1686       11.863
    70   25-Aug-10   0.1646       11.480
    71   25-Sep-10   0.1606       11.480
    72   25-Oct-10   0.1567       11.863
    73   25-Nov-10   0.1529       11.481
    74   25-Dec-10   0.1492       11.864
    75   25-Jan-11   0.1456       11.481
    76   25-Feb-11   0.1421       11.481
    77   25-Mar-11   0.1387       12.711
    78   25-Apr-11   0.1353       11.481
    79   25-May-11   0.1321       11.863
    80   25-Jun-11   0.1289       11.483
    81   25-Jul-11   0.1258       11.866
    82   25-Aug-11   0.1227       11.483
    83   25-Sep-11   0.1197       11.487
    84   25-Oct-11   0.1169       11.872
    85   25-Nov-11   0.1140       11.493
    86   25-Dec-11   0.1113       11.876
    87   25-Jan-12   0.1086       11.493
    88   25-Feb-12   0.1059       11.493
    89   25-Mar-12   0.1034       12.286
    90   25-Apr-12   0.1009       11.493
    91   25-May-12   0.0984       11.876
    92   25-Jun-12   0.0960       11.493
    93   25-Jul-12   0.0937       11.876
    94   25-Aug-12   0.0914       11.493
    95   25-Sep-12   0.0892       11.493
    96   25-Oct-12   0.0871       11.876
    97   25-Nov-12   0.0849       11.493
    98   25-Dec-12   0.0829       11.876
    99   25-Jan-13   0.0809       11.493
   100   25-Feb-13   0.0789       11.493
   101   25-Mar-13   0.0770       12.725
   102   25-Apr-13   0.0751       11.493
   103   25-May-13   0.0733       11.876
   104   25-Jun-13   0.0715       11.493
   105   25-Jul-13   0.0698       11.876
   106   25-Aug-13   0.0681       11.493
   107   25-Sep-13   0.0664       11.493
   108   25-Oct-13   0.0648       11.876
   109   25-Nov-13   0.0632       11.493
   110   25-Dec-13   0.0617       11.876
   111   25-Jan-14   0.0602       11.493
   112   25-Feb-14   0.0587       11.493
   113   25-Mar-14   0.0573       12.724
   114   25-Apr-14   0.0559       11.493
   115   25-May-14   0.0545       11.876
   116   25-Jun-14   0.0532       11.493
   117   25-Jul-14   0.0519       11.876
   118   25-Aug-14   0.0506       11.494
   119   25-Sep-14   0.0494       11.495
   120   25-Oct-14   0.0482       11.888
   121   25-Nov-14   0.0470       11.513
   122   25-Dec-14   0.0458       11.897
   123   25-Jan-15       --       11.513



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

2A1 AFC CAP RUN                            [UBS LOGO] UBS Investment
                                                          Bank

UBS WL ARM TRADING

RATE SHOCK SCENARIO: LIBOR_1MO=15, LIBOR_6MO=15, LIBOR_1YR=15, CMT_1YR=15
25 CPR
Call (Y)


PERIOD   DATE        FACTOR   COUPON CAP
 Total

     0   29-Oct-04   1.0000           --
     1   25-Nov-04   0.9741        2.150
     2   25-Dec-04   0.9488       10.522
     3   25-Jan-05   0.9241       10.517
     4   25-Feb-05   0.9000       10.517
     5   25-Mar-05   0.8764       10.537
     6   25-Apr-05   0.8535       10.551
     7   25-May-05   0.8311       10.565
     8   25-Jun-05   0.8092       10.558
     9   25-Jul-05   0.7879       10.564
    10   25-Aug-05   0.7671       10.558
    11   25-Sep-05   0.7468       10.558
    12   25-Oct-05   0.7269       10.566
    13   25-Nov-05   0.7076       10.560
    14   25-Dec-05   0.6887       10.567
    15   25-Jan-06   0.6703       10.560
    16   25-Feb-06   0.6523       10.559
    17   25-Mar-06   0.6347       10.581
    18   25-Apr-06   0.6176       10.559
    19   25-May-06   0.6008       10.566
    20   25-Jun-06   0.5845       10.559
    21   25-Jul-06   0.5686       10.566
    22   25-Aug-06   0.5530       10.560
    23   25-Sep-06   0.5379       10.564
    24   25-Oct-06   0.5232       10.589
    25   25-Nov-06   0.5088       10.587
    26   25-Dec-06   0.4948       10.595
    27   25-Jan-07   0.4811       10.587
    28   25-Feb-07   0.4677       10.587
    29   25-Mar-07   0.4547       10.615
    30   25-Apr-07   0.4419       10.593
    31   25-May-07   0.4295       10.603
    32   25-Jun-07   0.4174       10.595
    33   25-Jul-07   0.4056       10.603
    34   25-Aug-07   0.3941       10.595
    35   25-Sep-07   0.3828       10.598
    36   25-Oct-07   0.3718       10.618
    37   25-Nov-07   0.3687       10.646
    38   25-Dec-07   0.3598       10.648
    39   25-Jan-08   0.3512       10.639
    40   25-Feb-08   0.3428       10.640
    41   25-Mar-08   0.3345       11.009
    42   25-Apr-08   0.3265       10.505
    43   25-May-08   0.3187       11.130
    44   25-Jun-08   0.3110       10.773
    45   25-Jul-08   0.3036       11.132
    46   25-Aug-08   0.2963       10.773
    47   25-Sep-08   0.2892       10.786
    48   25-Oct-08   0.2822       11.194
    49   25-Nov-08   0.2754       10.873
    50   25-Dec-08   0.2688       11.237
    51   25-Jan-09   0.2624       10.875
    52   25-Feb-09   0.2561       10.875
    53   25-Mar-09   0.2499       12.054
    54   25-Apr-09   0.2439       10.930
    55   25-May-09   0.2381       11.334
    56   25-Jun-09   0.2324       10.968
    57   25-Jul-09   0.2268       11.334
    58   25-Aug-09   0.2213       11.005
    59   25-Sep-09   0.2160       11.038
    60   25-Oct-09   0.2108       11.490
    61   25-Nov-09   0.2058       11.303
    62   25-Dec-09   0.2008       11.680
    63   25-Jan-10   0.1960       11.303
    64   25-Feb-10   0.1913       11.303
    65   25-Mar-10   0.1867       12.514
    66   25-Apr-10   0.1822       11.305
    67   25-May-10   0.1778       11.682
    68   25-Jun-10   0.1735       11.305
    69   25-Jul-10   0.1693       11.682
    70   25-Aug-10   0.1653       11.305
    71   25-Sep-10   0.1613       11.305
    72   25-Oct-10   0.1574       11.684
    73   25-Nov-10   0.1536       11.307
    74   25-Dec-10   0.1499       11.684
    75   25-Jan-11   0.1463       11.307
    76   25-Feb-11   0.1428       11.307
    77   25-Mar-11   0.1393       12.518
    78   25-Apr-11   0.1360       11.307
    79   25-May-11   0.1327       11.684
    80   25-Jun-11   0.1295       11.307
    81   25-Jul-11   0.1264       11.684
    82   25-Aug-11   0.1233       11.307
    83   25-Sep-11   0.1203       11.307
    84   25-Oct-11   0.1174       11.684
    85   25-Nov-11   0.1146       11.313
    86   25-Dec-11   0.1118       11.690
    87   25-Jan-12   0.1091       11.313
    88   25-Feb-12   0.1065       11.313
    89   25-Mar-12   0.1039       12.093
    90   25-Apr-12   0.1014       11.313
    91   25-May-12   0.0990       11.690
    92   25-Jun-12   0.0966       11.313
    93   25-Jul-12   0.0942       11.690
    94   25-Aug-12   0.0920       11.313
    95   25-Sep-12   0.0897       11.313
    96   25-Oct-12   0.0876       11.690
    97   25-Nov-12   0.0854       11.313
    98   25-Dec-12   0.0834       11.690
    99   25-Jan-13   0.0814       11.313
   100   25-Feb-13   0.0794       11.313
   101   25-Mar-13   0.0775       12.526
   102   25-Apr-13   0.0756       11.313
   103   25-May-13   0.0738       11.691
   104   25-Jun-13   0.0720       11.313
   105   25-Jul-13   0.0702       11.691
   106   25-Aug-13   0.0685       11.313
   107   25-Sep-13   0.0669       11.314
   108   25-Oct-13   0.0652       11.691
   109   25-Nov-13   0.0637       11.314
   110   25-Dec-13   0.0621       11.691
   111   25-Jan-14   0.0606       11.314
   112   25-Feb-14   0.0591       11.314
   113   25-Mar-14   0.0577       12.526
   114   25-Apr-14   0.0563       11.314
   115   25-May-14   0.0549       11.691
   116   25-Jun-14   0.0536       11.314
   117   25-Jul-14   0.0523       11.691
   118   25-Aug-14   0.0510       11.314
   119   25-Sep-14   0.0498       11.318
   120   25-Oct-14   0.0485       11.732
   121   25-Nov-14   0.0473       11.359
   122   25-Dec-14   0.0462       11.738
   123   25-Jan-15       --       11.360


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

[UBS LOGO] UBS Investment
               Bank


                      MARM 04-11: PRELIMINARY COLLATERAL

      -----------------------------------------------------------------
               Pool                1              2           Total:
      -----------------------------------------------------------------
      Total Balance          $334,172,281   $334,309,512   $668,481,793
      Avg Balance                $170,845       $461,753       $249,434
      WA Gross Rate                 5.969          5.636          5.802
      WA Net Rate                   5.605          5.273          5.439
      WA Roll                          24             23             24
      WA Gross Margin                3.09           2.86          2.973
      WA First Rate Cap              3.58           4.02          3.788
      WA Periodic Rate Cap           1.13           1.57          1.344
      WA Max Rate                   12.29          12.13         12.205
      WA FICO                         698            701            699
      WA Orig LTV                    86.0           80.6           83.3
      CA %                           16.5           49.0           32.7
      Prepay %                       43.1           33.3           38.2
      Full Doc %                     12.3            7.5            9.9
      IO %                           43.6           56.0           49.8
      WA Rem Term                     358            358            358
      -----------------------------------------------------------------

*NOTE: This collateral is preliminary and could change prior to deal close.


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                           [UBS LOGO] UBS Investment
                                          Bank
                        Collateral Stratification Report

                                  All records
================================================================================

----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Current Balance                     Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
$1.00 - $75,000.00                    186    $10,166,623        1.52      3.04      0.00
$75,000.01 - $150,000.00              685     78,711,365       11.77     23.55      0.00
$150,000.01 - $250,000.00             775    152,520,355       22.82     45.64      0.00
$250,000.01 - $333,700.00             371    107,920,984       16.14     23.93      8.36
$333,700.01 - $450,000.00             357    137,027,268       20.50      2.90     38.09
$450,000.01 - $650,000.00             248    131,914,858       19.73      0.94     38.52
$650,000.01 - $850,000.00              32     23,952,461        3.58      0.00      7.16
$850,000.01 - $1,050,000.00            21     20,042,879        3.00      0.00      6.00
$1,050,000.01 - $1,250,000.00           3      3,425,000        0.51      0.00      1.02
$1,250,000.01 - $1,450,000.00           1      1,300,000        0.19      0.00      0.39
$1,450,000.01 - $1,650,000.00           1      1,500,000        0.22      0.00      0.45
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: $20,880.00
Maximum: $1,500,000.00
Average: $249,433.50
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Current Gross Rate                  Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
<= 2.000%                               1     $1,115,000        0.17      0.00      0.33
2.751% - 3.000%                         6      1,632,800        0.24      0.27      0.22
3.001% - 3.250%                         7      2,590,999        0.39      0.30      0.47
3.251% - 3.500%                        25      7,057,628        1.06      0.95      1.16
3.501% - 3.750%                        46     14,657,525        2.19      1.60      2.79
3.751% - 4.000%                        93     24,947,178        3.73      3.42      4.05
4.001% - 4.250%                        92     26,909,130        4.03      3.17      4.88
4.251% - 4.500%                       166     40,523,548        6.06      6.10      6.02
4.501% - 4.750%                        84     24,889,040        3.72      2.61      4.83
4.751% - 5.000%                        74     22,933,738        3.43      2.69      4.17
5.001% - 5.250%                        47     16,704,797        2.50      1.38      3.61
5.251% - 5.500%                        67     21,282,503        3.18      2.11      4.26
5.501% - 5.750%                       170     46,628,546        6.98      5.61      8.34
5.751% - 6.000%                       361     97,702,383       14.62     12.46     16.77
6.001% - 6.250%                       377     93,102,617       13.93     15.54     12.31
6.251% - 6.500%                       359     83,466,855       12.49     14.19     10.79
6.501% - 6.750%                       266     57,039,360        8.53     10.85      6.22
6.751% - 7.000%                       191     38,569,079        5.77      7.72      3.82
7.001% - 7.250%                        82     15,730,428        2.35      2.73      1.98
7.251% - 7.500%                        64     11,039,031        1.65      2.43      0.87
7.501% - 7.750%                        48      9,777,719        1.46      1.71      1.21
7.751% - 8.000%                        34      6,809,900        1.02      1.47      0.57
8.001% - 8.250%                        11      1,773,381        0.27      0.43      0.11
8.251% - 8.500%                         8      1,514,808        0.23      0.24      0.21
8.501% - 8.750%                         1         83,799        0.01      0.03      0.00
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 8.625%
Weighted Average: 5.802%
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 1 of 6

                           [UBS LOGO] UBS Investment
                                          Bank
                        Collateral Stratification Report

                                  All records
================================================================================

----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Net Rate                            Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
<= 2.000%                               1     $1,115,000        0.17      0.00      0.33
2.251% - 2.500%                         1        720,000        0.11      0.00      0.22
2.501% - 2.750%                         9      2,760,599        0.41      0.35      0.47
2.751% - 3.000%                        15      3,893,105        0.58      0.65      0.52
3.001% - 3.250%                        29      9,457,749        1.41      1.06      1.77
3.251% - 3.500%                        69     19,786,577        2.96      2.54      3.38
3.501% - 3.750%                       102     28,794,531        4.31      3.44      5.18
3.751% - 4.000%                       115     29,522,075        4.42      4.14      4.69
4.001% - 4.250%                       138     36,490,708        5.46      4.90      6.02
4.251% - 4.500%                       100     31,517,550        4.71      3.32      6.11
4.501% - 4.750%                        44     12,939,894        1.94      1.43      2.44
4.751% - 5.000%                        60     20,633,475        3.09      1.98      4.20
5.001% - 5.250%                        78     22,560,086        3.37      2.75      4.00
5.251% - 5.500%                       251     68,210,017       10.20      8.88     11.52
5.501% - 5.750%                       370     95,079,327       14.22     13.69     14.76
5.751% - 6.000%                       359     87,225,116       13.05     14.01     12.08
6.001% - 6.250%                       338     77,093,651       11.53     13.52      9.55
6.251% - 6.500%                       254     54,117,154        8.10     10.13      6.06
6.501% - 6.750%                       139     26,791,389        4.01      5.76      2.26
6.751% - 7.000%                        64     11,973,620        1.79      1.92      1.66
7.001% - 7.250%                        73     13,344,501        2.00      2.70      1.29
7.251% - 7.500%                        36      8,077,224        1.21      1.34      1.08
7.501% - 7.750%                        23      3,960,316        0.59      1.08      0.11
7.751% - 8.000%                        10      2,136,129        0.32      0.32      0.32
8.001% - 8.250%                         2        282,000        0.04      0.08      0.00
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 8.250%
Weighted Average: 5.439%
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Index                               Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
1 MONTH LIBOR                         150    $43,684,950        6.53      5.29      7.78
1 Year CMT                              1        314,000        0.05      0.00      0.09
1 Year Libor                           22      5,647,552        0.84      0.69      1.00
6 Month Libor                       2,507    618,835,291       92.57     94.01     91.13
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Months to Roll                      Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
1                                     172    $47,581,430        7.12      6.31      7.92
2                                      18      4,085,724        0.61      0.82      0.40
3                                      16      7,685,700        1.15      0.19      2.11
4                                     345     95,803,929       14.33     11.79     16.87
5                                      60     22,088,745        3.30      2.13      4.48
6                                       1        226,250        0.03      0.07      0.00
16                                      1        208,336        0.03      0.06      0.00
17                                      2        332,561        0.05      0.10      0.00
18                                     24      4,658,559        0.70      1.18      0.21
19                                     30      6,753,197        1.01      1.30      0.72
20                                     23      5,584,828        0.84      0.82      0.85
21                                    160     38,397,250        5.74      6.46      5.03
22                                    613    146,968,491       21.99     25.81     18.16
23                                    187     47,467,990        7.10      6.47      7.73
28                                      1        300,000        0.04      0.09      0.00
29                                      1         94,586        0.01      0.03      0.00
30                                      1        713,550        0.11      0.00      0.21
31                                      2        372,143        0.06      0.11      0.00
32                                      4        909,590        0.14      0.13      0.14
33                                     59     12,481,462        1.87      2.22      1.51
34                                    266     53,590,898        8.02      9.87      6.16
35                                    482    122,416,063       18.31     16.84     19.79
52                                      1        475,000        0.07      0.00      0.14
53                                      1        103,190        0.02      0.03      0.00
56                                      5      2,643,607        0.40      0.02      0.77
57                                      8      3,054,993        0.46      0.26      0.66
58                                     61     12,323,642        1.84      2.35      1.34
59                                    117     25,435,204        3.80      3.89      3.72
78                                      1        165,599        0.02      0.05      0.00
81                                      1        263,200        0.04      0.08      0.00
82                                      1        100,000        0.01      0.03      0.00
83                                      2        746,000        0.11      0.09      0.13
116                                     1         70,975        0.01      0.02      0.00
117                                     2        404,000        0.06      0.03      0.09
118                                     8      3,039,799        0.45      0.19      0.72
119                                     3        935,300        0.14      0.16      0.12
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 1
Maximum: 119
Weighted Average: 24
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 2 of 6

                           [UBS LOGO] UBS Investment
                                          Bank
                        Collateral Stratification Report

                                  All records
================================================================================


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Gross Margin                        Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
<= 2.000%                             117    $29,610,058        4.43      4.82      4.04
2.001% - 2.250%                       279     83,852,606       12.54      7.59     17.49
2.251% - 2.500%                       139     40,269,115        6.02      4.55      7.50
2.501% - 2.750%                       626    153,317,442       22.94     22.06     23.81
2.751% - 3.000%                       306     86,189,725       12.89     10.71     15.08
3.001% - 3.250%                       341     89,198,472       13.34     13.84     12.85
3.251% - 3.500%                       390     87,256,221       13.05     15.45     10.66
3.501% - 3.750%                       258     50,419,956        7.54     11.63      3.46
3.751% - 4.000%                       128     27,022,728        4.04      5.43      2.65
4.001% - 4.250%                        47      9,477,064        1.42      2.23      0.61
4.251% - 4.500%                        23      4,803,055        0.72      0.65      0.79
4.501% - 4.750%                         7      3,173,999        0.47      0.11      0.84
5.001% - 5.250%                         1        325,000        0.05      0.10      0.00
5.251% - 5.500%                         2        395,000        0.06      0.12      0.00
5.501% - 5.750%                         3        414,900        0.06      0.12      0.00
6.001% - 6.250%                         2        981,357        0.15      0.06      0.23
6.251% - 6.500%                         4        857,906        0.13      0.26      0.00
6.501% - 6.750%                         3        329,926        0.05      0.10      0.00
6.751% - 7.000%                         1        270,000        0.04      0.08      0.00
7.001% - 7.250%                         1         90,965        0.01      0.03      0.00
7.251% - 7.500%                         1        142,500        0.02      0.04      0.00
7.501% - 7.750%                         1         83,799        0.01      0.03      0.00
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 7.625%
Weighted Average: 2.973%
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
First Rate Cap                      Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
0.000%                                477   $132,054,000       19.75     16.37     23.14
1.000%                                 63     15,132,900        2.26      2.82      1.71
2.000%                                 14      2,293,550        0.34      0.46      0.22
3.000%                              1,373    317,273,747       47.46     55.32     39.61
3.250%                                  1        205,000        0.03      0.06      0.00
4.625%                                  1        105,200        0.02      0.03      0.00
5.000%                                616    150,818,302       22.56     21.26     23.87
5.500%                                  1        515,850        0.08      0.00      0.15
5.875%                                  1        672,000        0.10      0.00      0.20
6.000%                                130     48,863,744        7.31      3.52     11.09
7.375%                                  1        153,600        0.02      0.05      0.00
7.625%                                  1        130,400        0.02      0.04      0.00
12.000%                                 1        263,500        0.04      0.08      0.00
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 12.000%
Weighted Average: 3.788%
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Periodic Rate Cap                   Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
0.000%                                471   $127,594,000       19.09     16.38     21.79
1.000%                              2,082    491,529,602       73.53     80.19     66.87
2.000%                                 52     15,221,313        2.28      1.50      3.06
6.000%                                 75     34,136,879        5.11      1.93      8.28
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 6.000%
Weighted Average: 1.344%
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 3 of 6

                           [UBS LOGO] UBS Investment
                                          Bank
                        Collateral Stratification Report

                                  All records
================================================================================


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Maximum Rate                        Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
8.751% - 9.000%                         4       $692,800        0.10      0.21      0.00
9.251% - 9.500%                         5      2,649,123        0.40      0.17      0.62
9.501% - 9.750%                         9      2,352,125        0.35      0.21      0.50
9.751% - 10.000%                        3        626,020        0.09      0.19      0.00
10.001% - 10.250%                       5        936,117        0.14      0.18      0.10
10.251% - 10.500%                       5      1,126,056        0.17      0.13      0.20
10.501% - 10.750%                       9      3,204,744        0.48      0.25      0.71
10.751% - 11.000%                      66     17,155,028        2.57      2.48      2.65
11.001% - 11.250%                      68     19,279,953        2.88      2.30      3.47
11.251% - 11.500%                     102     27,933,007        4.18      3.56      4.79
11.501% - 11.750%                     210     53,329,564        7.98      7.16      8.80
11.751% - 12.000%                     884    247,378,520       37.01     30.07     43.93
12.001% - 12.250%                     346     84,600,538       12.66     14.67     10.64
12.251% - 12.500%                     317     71,950,338       10.76     12.66      8.87
12.501% - 12.750%                     227     50,503,489        7.55      9.27      5.84
12.751% - 13.000%                     167     33,214,283        4.97      7.17      2.77
13.001% - 13.250%                      66     11,860,280        1.77      1.98      1.57
13.251% - 13.500%                      57     10,114,691        1.51      2.28      0.74
13.501% - 13.750%                      45      8,972,244        1.34      1.63      1.05
13.751% - 14.000%                      31      6,328,047        0.95      1.32      0.57
14.001% - 14.250%                      11      1,773,381        0.27      0.43      0.11
14.251% - 14.500%                       8      1,514,808        0.23      0.24      0.21
14.501% - 14.750%                       1         83,799        0.01      0.03      0.00
15.001% - 15.250%                       3      1,497,999        0.22      0.08      0.37
15.251% - 15.500%                       2        426,250        0.06      0.13      0.00
15.501% - 15.750%                       1        250,000        0.04      0.07      0.00
15.751% - 16.000%                       3        875,608        0.13      0.16      0.10
16.001% - 16.250%                       1        210,000        0.03      0.06      0.00
16.751% - 17.000%                       5      1,599,202        0.24      0.36      0.12
17.001% - 17.250%                       5      1,390,081        0.21      0.19      0.23
17.251% - 17.500%                       2        613,500        0.09      0.03      0.15
17.501% - 17.750%                       2        349,829        0.05      0.10      0.00
17.751% - 18.000%                       3        859,843        0.13      0.11      0.14
18.001% - 18.250%                       7      2,830,525        0.42      0.11      0.74
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 9.000%
Maximum: 18.250%
Weighted Average: 12.205%
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
FICO Scores                         Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Not Available 0                         2       $535,522        0.08      0.07      0.09
561 - 580                               1        199,151        0.03      0.06      0.00
581 - 600                               4      1,096,334        0.16      0.09      0.24
601 - 620                               9      1,863,241        0.28      0.27      0.28
621 - 640                             240     63,627,397        9.52      9.82      9.21
641 - 660                             338     80,625,306       12.06     12.91     11.21
661 - 680                             411    102,327,954       15.31     15.56     15.05
681 - 700                             428    107,842,169       16.13     15.61     16.65
701 - 720                             407    101,545,058       15.19     14.89     15.49
721 - 740                             317     73,680,425       11.02     11.44     10.60
741 - 760                             240     58,987,775        8.82      9.22      8.42
761 - 780                             168     46,109,045        6.90      5.28      8.52
781 - 800                             100     26,498,093        3.96      4.08      3.84
801 - 820                              15      3,544,322        0.53      0.68      0.38
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum (not less than 400): 580
Maximum: 816
Weighted Average: 699
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Original Loan To Value Ratio        Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
<= 50.00%                              28     $7,957,326        1.19      0.69      1.69
50.01% - 55.00%                         7      1,423,824        0.21      0.19      0.23
55.01% - 60.00%                        23      6,200,241        0.93      0.84      1.01
60.01% - 65.00%                        35     11,281,610        1.69      0.80      2.57
65.01% - 70.00%                        88     28,596,082        4.28      2.79      5.76
70.01% - 75.00%                        88     31,726,850        4.75      2.01      7.49
75.01% - 80.00%                     1,101    292,733,337       43.79     36.53     51.05
80.01% - 85.00%                        51     15,738,890        2.35      1.70      3.01
85.01% - 90.00%                       577    132,961,963       19.89     21.70     18.08
90.01% - 95.00%                       668    137,279,748       20.54     31.97      9.11
95.01% - 100.00%                       14      2,581,924        0.39      0.77      0.00
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 19.94
Maximum: 100.00
Weighted Average: 83.27
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 4 of 6

                           [UBS LOGO] UBS Investment
                                          Bank
                        Collateral Stratification Report

                                  All records
================================================================================


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Combined Loan To Value Ratio        Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
<= 50.00%                              23     $7,395,976        1.11      0.61      1.61
50.01% - 55.00%                         3        418,000        0.06      0.13      0.00
55.01% - 60.00%                        18      4,590,741        0.69      0.73      0.64
60.01% - 65.00%                        24      7,257,916        1.09      0.69      1.48
65.01% - 70.00%                        55     18,148,099        2.71      2.02      3.41
70.01% - 75.00%                        51     20,153,823        3.01      1.25      4.78
75.01% - 80.00%                       254     78,834,424       11.79      8.34     15.25
80.01% - 85.00%                        68     21,534,303        3.22      2.42      4.02
85.01% - 90.00%                       899    225,337,540       33.71     32.79     34.62
90.01% - 95.00%                       984    209,002,436       31.27     41.58     20.95
95.01% - 100.00%                      300     75,330,135       11.27      9.44     13.10
or less 100.01%                         1        478,400        0.07      0.00      0.14
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 19.94
Maximum: 100.03
Weighted Average: 89.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Amortization                        Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Interest In Arrears                 1,431   $335,602,501       50.20     56.42     43.99
Interest Only                       1,249    332,879,292       49.80     43.58     56.01
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Top 5 States                        Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
California                            593   $218,892,712       32.74     16.47     49.01
Florida                               169     35,496,413        5.31      6.56      4.06
New York                              102     35,320,806        5.28      3.76      6.80
Massachusetts                          92     29,855,731        4.47      4.27      4.66
Arizona                               162     29,732,784        4.45      6.24      2.66
Other                               1,562    319,183,346       47.75     62.70     32.80
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Prepay Original Term                Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
0                                   1,573   $413,159,074       61.81     56.92     66.69
6                                      26     12,872,902        1.93      0.42      3.43
12                                    144     39,107,694        5.85      5.50      6.20
24                                    664    149,872,882       22.42     26.97     17.87
30                                      2        224,918        0.03      0.07      0.00
36                                    246     48,240,151        7.22      9.18      5.26
42                                      1        156,000        0.02      0.05      0.00
60                                     24      4,848,171        0.73      0.90      0.55
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Document Type                       Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Alternate                              58    $12,285,548        1.84      2.36      1.32
Full                                  310     66,236,373        9.91     12.33      7.49
No Doc                                568    140,794,217       21.06     21.53     20.59
No Ratio                              359     77,897,269       11.65     15.05      8.26
Reduced                               729    210,108,192       31.43     23.78     39.08
Stated Doc                            654    160,786,593       24.05     24.84     23.26
Streamline                              2        373,600        0.06      0.11      0.00
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Loan Purpose                        Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Cash Out Refinance                    575   $158,818,386       23.76     22.79     24.72
Purchase                            1,890    459,510,961       68.74     69.27     68.21
Rate/Term Refinance                   215     50,152,447        7.50      7.93      7.07
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Owner Occupancy Status              Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Investor                              967   $182,086,220       27.24     38.77     15.71
Primary                             1,673    473,418,122       70.82     60.12     81.51
Secondary                              40     12,977,451        1.94      1.11      2.77
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 5 of 6

                           [UBS LOGO] UBS Investment
                                          Bank
                        Collateral Stratification Report

                                  All records
================================================================================

----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Property Type                       Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Coop                                    5     $1,367,900        0.20      0.27      0.14
Condominium                           279     62,288,227        9.32     10.19      8.44
PUD                                   232     60,740,238        9.09      8.36      9.81
Single Family                       1,892    470,028,312       70.31     66.59     74.03
Two- to Four Family                   272     74,057,117       11.08     14.59      7.57
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Stated Remaining Term to Maturity   Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
351                                     1       $468,000        0.07      0.00      0.14
352                                     3        983,336        0.15      0.15      0.14
353                                     4        530,338        0.08      0.16      0.00
354                                    27      5,763,958        0.86      1.30      0.43
355                                    54     11,021,820        1.65      2.43      0.86
356                                    51     13,294,725        1.99      1.81      2.17
357                                   245     61,818,604        9.25      9.23      9.26
358                                 1,439    354,349,460       53.01     55.12     50.90
359                                   856    220,251,552       32.95     29.80     36.10
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------
Minimum: 351
Maximum: 359
Weighted Average: 358
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Servicer                            Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Bank of America                         1        $59,824        0.01      0.02      0.00
Cendant                                11      2,972,098        0.44      0.51      0.38
GMAC Mortgage                         735    219,463,658       32.83     24.71     40.95
Greenpoint                            611    145,171,713       21.72     21.54     21.90
National City Mortgage                 17      4,602,333        0.69      0.38      1.00
Wells Fargo                         1,305    296,212,168       44.31     52.85     35.78
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                                             % of
                                    # of       Aggregate   Aggregate
Originator                          Loans        Balance    Balance    Group 1   Group 2
----------------------------------------------------------------------------------------
Alterna Mortgage                        2       $653,000        0.10      0.06      0.13
American Gold Mortgage Corp.            5        902,064        0.13      0.27      0.00
Bank of America                         1         59,824        0.01      0.02      0.00
Cendant Mortgage                       11      2,972,098        0.44      0.51      0.38
First Guaranty Mortgage                17      2,936,142        0.44      0.88      0.00
Flick                                   1        103,190        0.02      0.03      0.00
Greenpoint Mortgage Corporation     1,079    271,965,863       40.68     37.83     43.53
Homestar                                3        799,850        0.12      0.08      0.15
Loan Center Of California Inc          51     16,830,817        2.52      1.23      3.81
Metrociti LLC                          10      5,518,026        0.83      0.00      1.65
Mortgage Store                         21      4,163,630        0.62      0.84      0.41
Nat City Mortgage                      17      4,602,333        0.69      0.38      1.00
UBS Conduit                           157     60,762,790        9.09      5.03     13.15
Wells Fargo Home Mortgage, Inc.     1,305    296,212,168       44.31     52.85     35.78
----------------------------------------------------------------------------------------
Total:                              2,680   $668,481,793      100.00    100.00    100.00
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Sep 13, 2004 20:20                    Page 6 of 6